                            HOMESTEAD FUNDS, INC.

      SUPPLEMENT TO PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
                              DATED MAY 1, 1996

At a Special Meeting of Shareholders of the Daily Income Fund, Value Fund, Short-Term Bond Fund and Short-Term Government Securities Fund held on November 25, 1996, November 27, 1996 and December 12, 1996, respectively, the shareholders approved amendments to the Investment Management Agreements. The Expense Limitation Agreements for the Daily Income Fund, Short-Term Bond Fund, Short-Term Government Securities Fund and Value Fund were amended to change the operating expense limit for the Daily Income Fund and to eliminate any rights for RE Advisers Corporation ("RE Advisers" or "the Adviser") to receive reimbursement of any operating expenses assumed and paid by the Adviser on behalf each Fund, whether previously paid or paid in the future by the Adviser.

The following sentence addresses changes to the sections of the prospectus and statement of additional information entitled: "Investment Manager."

The Homestead Funds pays RE Advisers, on a monthly basis, an investment management fee based on each Fund's average daily net assets at the following annualized rates: with respect to the Daily Income Fund, 0.50% of the average daily net assets; with respect to the Short-Term Bond Fund, 0.60% of the average daily net assets; with respect to the Short-Term Government Securities Fund, 0.45% of the average daily net assets; and with respect to the Value Fund, 0.65% of the average daily net assets up to $200 million; 0.50% of the average daily net assets up to the next $200 million; and 0.40% of the average daily net assets in excess of $400 million.

The following sentences address changes to the section of the prospectus and statement of additional information entitled: "Expenses."

RE Advisers has agreed, as part of the Expense Limitation Agreements entered into with the Homestead Funds with respect to each such Fund, to assume as its own expense and reimburse each Fund for all Fund Operating Expenses, which in any year exceed 0.80% of the average daily net assets of the Daily Income Fund. The Adviser will not receive reimbursement of any Operating Expenses assumed and paid by the Adviser on behalf each Fund.


January 2, 1997